Offerings - Offering: 1	Sep. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	true
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary shares, par value $0.0001 per share
Amount Registered | shares	4,312,500
Proposed Maximum Offering Price per Unit	6.00
Maximum Aggregate Offering Price	$ 25,875,000.00
Amount of Registration Fee	$ 3,573.34
Offering Note	The maximum aggregate offering price has been reduced to $8,804,200, representing (i) a direct public offering of up to 1,000,000 ordinary shares by the registrant at an offering price of $2.00 per share, for aggregate gross proceeds of up to $2,000,000, and (ii) the resale by the selling shareholders identified in the registration statement of up to 3,402,100 ordinary shares at an estimated maximum offering price of $2.00 per share.